UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 22, 2004


                             KLA-Tencor Corporation
             (Exact name of registrant as specified in its charter)


                                    000-09992
                            (Commission File Number)


         Delaware                                      04-2564110
----------------------------                       -------------------
(State or other jurisdiction                        (I.R.S. Employer
     of incorporation)                             Identification No.)

                                 160 Rio Robles
                              San Jose, California
                                      95134
             (Address of principal executive offices, with zip code)


                                 (408) 875-3000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit   Description
-------   -----------

 99.1     Press Release issued by KLA-Tencor Corporation dated January 22, 2004.

Item 12. Results of Operations and Financial Condition

     On January 22, 2004, KLA-Tencor Corporation, (the "Company") is issuing a press release and holding a conference call regarding its financial results for the quarter and six months ending December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

                                       -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KLA-TENCOR CORPORATION


Date:  January 22, 2004                       By:  /s/ John H. Kispert
                                                   -------------------
                                                   John H. Kispert
                                                   Executive Vice President
                                                   and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit   Description
-------   -----------

 99.1     Press Release issued by KLA-Tencor Corporation dated January 22, 2004.